Exhibit 25.2

securities and exchange commission

Washington, D.C. 20549

FORM T-1

Statement of Eligibility Under

The Trust Indenture Act of 1939 of a

Corporation Designated to Act as Trustee

☐ Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

David W. Doucette

U.S. Bank National Association

One Federal Street, 10th Floor

Boston, MA 02110

(617) 603-6534

(Name, address and telephone number of agent for service)

Diversified Healthcare Trust

SUBSIDIARY GUARANTOR REGISTRANTS (SEE BELOW)

(Exact name of obligor as specified in its charter)

Maryland	04-3445278
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of principal executive offices)	(Zip Code)

Senior Debt Securities

and Guarantees of Senior Debt Securities

(Title of the indenture securities)

TABLE OF CO-REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Jurisdiction of Incorporation or Organization	Entity Type	IRS Employer Identification Number
CCC Alpha Investments Trust	Maryland	Business trust	35-2184937
CCC Delaware Trust	Maryland	Business trust	35-2184939
CCC Financing I Trust	Maryland	Business trust	01-6172425
CCC Financing Limited, L.P.	Delaware	Limited partnership	35-1904158
CCC Investments I, L.L.C.	Delaware	Limited liability company	35-1930956
CCC Leisure Park Corporation	Delaware	Corporation	52-1844142
CCC Pueblo Norte Trust	Maryland	Business trust	35-2184942
CCC Retirement Communities II, L.P.	Delaware	Limited partnership	35-1768887
CCC Retirement Partners Trust	Maryland	Business trust	35-2184933
CCC Retirement Trust	Maryland	Business trust	35-2184935
CCDE Senior Living LLC	Delaware	Limited liability company	52-2300864
CCOP Senior Living LLC	Delaware	Limited liability company	52-2257741
Crestline Ventures LLC	Delaware	Limited liability company	35-2184947
CSL Group, Inc.	Indiana	Corporation	61-0703072
DHC Holdings LLC	Maryland	Limited liability company	84-4879437
Ellicott City Land I, LLC	Delaware	Limited liability company	61-1429010
HRES1 Properties Trust	Maryland	Real estate investment trust	04-3461940
HRES2 Properties Trust	Maryland	Real estate investment trust	04-3461943
Leisure Park Venture Limited Partnership	Delaware	Limited partnership	52-1881181
Lexington Office Realty Trust	Massachusetts	Nominee trust	82-3686384
MSD Pool 1 LLC	Maryland	Limited liability company	20-1737344
MSD Pool 2 LLC	Maryland	Limited liability company	20-1738172
O.F.C. Corporation	Indiana	Corporation	35-1770620
SNH 30 Newcrossing Inc.	Maryland	Corporation	45-5575088
SNH AL AIMO II, Inc.	Maryland	Corporation	47-3533564
SNH AL AIMO Tenant II, Inc.	Maryland	Corporation	47-3533691
SNH AL AIMO Tenant, Inc.	Maryland	Corporation	47-3232437
SNH AL AIMO, Inc.	Maryland	Corporation	47-3588050
SNH AL Crimson Tenant Inc.	Maryland	Corporation	81-2029226
SNH AL Cumming LLC	Maryland	Limited liability company	38-3975418
SNH AL Cumming Tenant LLC	Maryland	Limited liability company	47-3232822
SNH AL Georgia Holdings LLC	Maryland	Limited liability company	36-4814035
SNH AL Georgia LLC	Maryland	Limited liability company	37-1787931
SNH AL Georgia Tenant LLC	Maryland	Limited liability company	47-3232887
SNH AL Properties LLC	Maryland	Limited liability company	35-2537526
SNH AL Properties Trust	Maryland	Real estate investment trust	47-3602298
SNH AL TRS, Inc.	Maryland	Corporation	47-3232299
SNH AL Wilmington Tenant Inc.	Maryland	Corporation	81-1715921
SNH Alpharetta LLC	Delaware	Limited liability company	N/A
SNH ALT Leased Properties Trust	Maryland	Real estate investment trust	55-6152955
SNH AZ Tenant LLC	Maryland	Limited liability company	84-2650512
SNH Bakersfield LLC	Maryland	Limited liability company	30-0862688
SNH BAMA Tenant LLC	Maryland	Limited liability company	84-2332713
SNH Baton Rouge (North) LLC	Delaware	Limited liability company	N/A
SNH Baton Rouge (Realtors) LLC	Delaware	Limited liability company	N/A
SNH BRFL Properties LLC	Delaware	Limited liability company	45-3020731
SNH BRFL Tenant LLC	Delaware	Limited liability company	45-3021105
SNH Bridgewater LLC	Delaware	Limited liability company	N/A
SNH CAL Tenant LLC	Maryland	Limited liability company	84-1959191
SNH CALI Tenant LLC	Delaware	Limited liability company	45-3182581
SNH CCMD Properties Borrower LLC	Delaware	Limited liability company	45-3627062
SNH CCMD Properties LLC	Delaware	Limited liability company	45-3020816

SNH CCMD Tenant LLC	Delaware	Limited liability company	45-3021280
SNH CHS Properties Trust	Maryland	Real estate investment trust	36-4509761
SNH CO Tenant LLC	Maryland	Limited liability company	84-2993730
SNH Concord LLC	Delaware	Limited liability company	N/A
SNH DEL Tenant LLC	Maryland	Limited liability company	84-2344739
SNH Denham Springs LLC	Delaware	Limited liability company	N/A
SNH Derby Tenant LLC	Maryland	Limited liability company	84-2947330
SNH FLA Tenant LLC	Maryland	Limited liability company	84-1979681
SNH FM Financing LLC	Delaware	Limited liability company	27-0467611
SNH FM Financing Trust	Maryland	Real estate investment trust	27-0445292
SNH Georgia Tenant LLC	Maryland	Limited liability company	84-2360584
SNH GP Valencia LLC	Delaware	Limited liability company	N/A
SNH Granite Gate Lands Tenant LLC	Maryland	Limited liability company	82-2831131
SNH Granite Gate Lands Trust	Maryland	Real estate investment trust	82-2831350
SNH Grove Park Tenant LLC	Maryland	Limited liability company	82-2794877
SNH Grove Park Trust	Maryland	Real estate investment trust	82-2839495
SNH IL Joplin Inc.	Maryland	Corporation	46-0687362
SNH IL Properties Trust	Maryland	Real estate investment trust	45-6562274
SNH Independence Park LLC	Delaware	Limited liability company	45-3833677
SNH INDY Tenant LLC	Maryland	Limited liability company	84-2314667
SNH Jackson LLC	Delaware	Limited liability company	N/A
SNH Kent Properties LLC	Maryland	Limited liability company	45-5241913
SNH Lincoln Tenant LLC	Maryland	Limited liability company	84-2683425
SNH Longhorn Tenant LLC	Maryland	Limited liability company	84-2669103
SNH LTF Properties LLC	Maryland	Limited liability company	26-3093294
SNH MASS Tenant LLC	Maryland	Limited liability company	84-1887611
SNH MD Tenant LLC	Maryland	Limited liability company	84-1986209
SNH Medical Office Realty Trust	Massachusetts	Nominee trust	N/A
SNH MezzCo San Antonio LLC	Delaware	Limited liability company	N/A
SNH MO Tenant LLC	Maryland	Limited liability company	84-4132291
SNH Modesto LLC	Maryland	Limited liability company	47-3544733
SNH NC Tenant LLC	Maryland	Limited liability company	84-2047364
SNH Neb Tenant LLC	Maryland	Limited liability company	84-2001187
SNH NJ Tenant GP LLC	Maryland	Limited liability company	84-1905394
SNH NJ Tenant LLC	Maryland	Limited liability company	84-1945671
SNH NJ Tenant LP	Delaware	Limited partnership	84-1921774
SNH NM Tenant LLC	Maryland	Limited liability company	84-2701729
SNH Northwoods LLC	Maryland	Limited liability company	82-2839754
SNH Northwoods Tenant LLC	Maryland	Limited liability company	82-2839879
SNH NS Properties Trust	Maryland	Real estate investment trust	20-0514077
SNH Ohio Tenant LLC	Maryland	Limited liability company	84-2655301
SNH OMISS Tenant LLC	Maryland	Limited liability company	84-2947009
SNH Parkview Properties Trust	Maryland	Real estate investment trust	82-2853811
SNH PENN Tenant LLC	Maryland	Limited liability company	84-2385774
SNH Plaquemine LLC	Delaware	Limited liability company	N/A
SNH PLFL Properties LLC	Delaware	Limited liability company	45-3020897
SNH PLFL Tenant LLC	Delaware	Limited liability company	45-3021361
SNH Prairieville LLC	Delaware	Limited liability company	N/A
SNH Proj Lincoln TRS LLC	Maryland	Limited liability company	84-1858890
SNH Redmond Properties LLC	Maryland	Limited liability company	46-1463109
SNH REIT Irving LLC	Delaware	Limited liability company	N/A
SNH REIT San Antonio LLC	Delaware	Limited liability company	N/A
SNH REIT Victoria LLC	Delaware	Limited liability company	N/A
SNH RMI Fox Ridge Manor Properties LLC	Maryland	Limited liability company	26-3251471
SNH RMI Jefferson Manor Properties LLC	Maryland	Limited liability company	26-3251521
SNH RMI McKay Manor Properties LLC	Maryland	Limited liability company	26-3251604
SNH RMI Northwood Manor Properties LLC	Maryland	Limited liability company	26-3251559

SNH RMI Oak Woods Manor Properties LLC	Maryland	Limited liability company	26-3251646
SNH RMI Park Square Manor Properties LLC	Maryland	Limited liability company	26-3251709
SNH RMI Properties Holding Company LLC	Maryland	Limited liability company	26-3251326
SNH RMI Smith Farms Manor Properties LLC	Maryland	Limited liability company	26-3251766
SNH RMI Sycamore Manor Properties LLC	Maryland	Limited liability company	26-3251392
SNH SC Tenant LLC	Maryland	Limited liability company	84-2062280
SNH SE Ashley River LLC	Delaware	Limited liability company	45-1762788
SNH SE Ashley River Tenant LLC	Delaware	Limited liability company	45-1832353
SNH SE Barrington Boynton LLC	Delaware	Limited liability company	45-1763108
SNH SE Barrington Boynton Tenant LLC	Delaware	Limited liability company	45-1827601
SNH SE Burlington LLC	Delaware	Limited liability company	45-1735536
SNH SE Burlington Tenant LLC	Delaware	Limited liability company	45-1797166
SNH SE Daniel Island LLC	Delaware	Limited liability company	45-1762897
SNH SE Daniel Island Tenant LLC	Delaware	Limited liability company	45-1954435
SNH SE Habersham Savannah LLC	Delaware	Limited liability company	45-1797058
SNH SE Habersham Savannah Tenant LLC	Delaware	Limited liability company	45-1830101
SNH SE Holly Hill LLC	Delaware	Limited liability company	45-1796910
SNH SE Holly Hill Tenant LLC	Delaware	Limited liability company	45-1829966
SNH SE Kings Mtn LLC	Delaware	Limited liability company	45-1735619
SNH SE Kings Mtn Tenant LLC	Delaware	Limited liability company	45-1797302
SNH SE Mooresville LLC	Delaware	Limited liability company	45-1762682
SNH SE Mooresville Tenant LLC	Delaware	Limited liability company	45-1797417
SNH SE N. Myrtle Beach LLC	Delaware	Limited liability company	45-1763009
SNH SE N. Myrtle Beach Tenant LLC	Delaware	Limited liability company	45-1827421
SNH SE Properties LLC	Delaware	Limited liability company	45-2551031
SNH SE Properties Trust	Maryland	Real estate investment trust	45-6235237
SNH SE SG LLC	Delaware	Limited liability company	45-4350329
SNH SE SG Tenant LLC	Delaware	Limited liability company	45-4350382
SNH SE Tenant 2 TRS, Inc.	Maryland	Corporation	45-4419027
SNH SE Tenant TRS, Inc.	Maryland	Corporation	45-1675505
SNH Somerford Properties Trust	Maryland	Real estate investment trust	26-3092929
SNH St. Louis LLC	Delaware	Limited liability company	N/A
SNH Teaneck Properties LLC	Delaware	Limited liability company	45-3020963
SNH Teaneck Tenant LLC	Delaware	Limited liability company	45-3021440
SNH Tellico Tenant LLC	Maryland	Limited liability company	82-2810980
SNH Tellico Trust	Maryland	Real estate investment trust	82-3350707
SNH Tempe LLC	Delaware	Limited liability company	36-4808742
SNH TENN Tenant LLC	Maryland	Limited liability company	84-2403386
SNH Toto Tenant LLC	Maryland	Limited liability company	84-1872935
SNH TRS Inc.	Maryland	Corporation	32-0068217
SNH TRS Licensee Holdco LLC	Maryland	Limited liability company	84-1854115
SNH VA Tenant LLC	Maryland	Limited liability company	84-2015732
SNH Viking Tenant LLC	Maryland	Limited liability company	84-2372388
SNH Ward Ave. Properties I Inc.	Maryland	Corporation	45-5448537
SNH Well Properties GA-MD LLC	Delaware	Limited liability company	26-2938214
SNH Well Properties Trust	Maryland	Real estate investment trust	26-2938273
SNH Wilmington LLC	Maryland	Limited liability company	61-1757941
SNH WIS Tenant LLC	Maryland	Limited liability company	84-2030681
SNH WY Tenant LLC	Maryland	Limited liability company	84-2993542
SNH Yonkers Properties Trust	Maryland	Real estate investment trust	45-6562289
SNH Yonkers Tenant Inc.	Maryland	Corporation	45-3038459
SNH/CSL Properties Trust	Maryland	Real estate investment trust	81-6107460
SNH/LTA Properties GA LLC	Maryland	Limited liability company	20-1878719
SNH/LTA Properties Trust	Maryland	Real estate investment trust	20-1878670

SNH/LTA SE Home Place New Bern LLC	Delaware	Limited liability company	45-1734759
SNH/LTA SE McCarthy New Bern LLC	Delaware	Limited liability company	45-1734853
SNH/LTA SE Wilson LLC	Delaware	Limited liability company	45-1734317
SPTGEN Properties Trust	Maryland	Real estate investment trust	04-3452343
SPTIHS Properties Trust	Maryland	Real estate investment trust	04-3450160
SPTMISC Properties Trust	Maryland	Real estate investment trust	04-3450894
SPTMNR Properties Trust	Maryland	Real estate investment trust	04-3450161
SPTMRT Properties Trust	Maryland	Real estate investment trust	04-3450155
SPTSUN II Properties Trust	Maryland	Real estate investment trust	04-3474405

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH THE OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of March 31, 2021 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

** Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 22nd of June, 2021.

By:	/s/ David W. Doucette
David W. Doucette
Vice President

Exhibit 2

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Brian Brooks, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today, December 4, 2020, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia

Acting Comptroller of the Currency

CURRENCY BUREAU
SEAL
OF THE
Comptroller
OF THE
CURRENCY
TREASURY DEPARTMENT

2021-00217-C

Exhibit 3

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATE OF FIDUCIARY POWERS

I, Brian Brooks, Acting Comptroller of the Currency, do hereby certify that:

1. The Office of the Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USC 92a, and that the authority so granted remains in full force and effect on the date of this certificate.

IN TESTIMONY WHEREOF, today, December 4, 2020, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Acting Comptroller of the Currency

CURRENCY BUREAU SEAL OF THE Comptroller OF THE CURRENCY TREASURY DEPARTMENT

2021-00217-C

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 22, 2021

By:	/s/ David W. Doucette
David W. Doucette
Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 3/31/2021

($000’s)

3/31/2021
Assets
Cash and Balances Due From Depository Institutions	$43,386,652
Securities	154,609,348
Federal Funds	0
Loans & Lease Financing Receivables	297,075,286
Fixed Assets	6,148,452
Intangible Assets	13,371,986
Other Assets	27,974,559
Total Assets	$542,566,283

Liabilities
Deposits	$444,618,948
Fed Funds	1,321,015
Treasury Demand Notes	0
Trading Liabilities	1,231,176
Other Borrowed Money	27,466,875
Acceptances	0
Subordinated Notes and Debentures	3,350,000
Other Liabilities	13,255,984
Total Liabilities	$491,243,998

Equity
Common and Preferred Stock	18,200
Surplus	14,266,915
Undivided Profits	36,236,966
Minority Interest in Subsidiaries	800,204
Total Equity Capital	$51,322,285

Total Liabilities and Equity Capital	$542,566,283